                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)


                                  JULY 10, 2000



--------------------------------------------------------------------------------
                               IPC HOLDINGS, LTD.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)



       0-27662                                           NOT APPLICABLE
Commission File Number                         (IRS Employer Identification No.)


                         AMERICAN INTERNATIONAL BUILDING
                                29 RICHMOND ROAD
                            PEMBROKE, HM 08, BERMUDA
                    (Address of Principal Executive Offices)



                                 (441) 298-5100
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

         On July 10, 2000, IPC Holdings, Inc., a Bermuda corporation incorporated under the laws of Bermuda ("IPC"), issued a press release (the "Press Release") announcing the retirement of its Chief Executive Officer, John
P. Dowling, at the end of July and the appointment of James P. Bryce as his successor. Mr Bryce will replace Mr. Dowling effective as of July 25, 2000.

         The Press Release is attached hereto as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are filed herewith:

Exhibit
Number         Description
------         -----------
99.1           Press Release dated July 10, 2000.

                                       -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IPC HOLDINGS, INC.

                                            By:   /s/ John P. Dowling
                                                  ------------------------------
                                                  Name:   John P. Dowling
                                                  Title:  President and Chief
                                                            Executive Officer

Date:  July 11, 2000

                                      -3-
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                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------
99.1                Press Release dated July 10, 2000.